Exhibit 99.2

SCANA CORPORATION Fourth Quarter & Full Year 2009

SCANA CORPORATION Safe Harbor Statement Statements included in this presentation which are not statements of historical fact are intended to be, and are hereby identified as, “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning future debt issuance, cost of capital, capital structure, revised rates filings, effective dates of rates, inflation rates, construction costs, AFUDC rates, capital expenditures, construction schedules, licensing and permitting activities, completion dates for new units, investment tax credits, fuel costs, generation mix, customer and demand growth, natural gas prices, uranium prices, coal prices, CO2 emission costs, and construction and permitting contingencies and risks. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “forecasts,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or “continue” or the negative of these terms or other similar terminology. Readers are cautioned that any such forward- looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: (1) the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment; (2) regulatory actions, particularly changes in rate regulation, and environmental regulations; (3) current and future litigation; (4) changes in the economy, especially in areas served by subsidiaries of SCANA Corporation (SCANA); (5) the impact of competition from other energy suppliers, including competition from alternate fuels in industrial interruptible markets; (6) growth opportunities for SCANA's regulated and diversified subsidiaries; (7) the results of short- and long-term financing efforts, including future prospects for obtaining access to capital markets and other sources of liquidity; (8) changes in SCANA's or its subsidiaries' accounting rules and accounting policies; (9) the effects of weather, including drought, especially in areas where the Company's generation and transmission facilities are located and in areas served by SCANA's subsidiaries; (10) payment by counterparties as and when due; (11) the results of efforts to license, site, construct and finance facilities for baseload electric generation; (12) the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power; (13) the availability of skilled and experienced human resources to properly manage, operate, and grow our businesses; (14) labor disputes; (15) performance of SCANA's pension plan assets; (16) higher taxes; (17) inflation; (18) compliance with regulations; and (19) the other risks and uncertainties described from time to time in the periodic reports filed by SCANA or South Carolina Electric & Gas Company (SCE&G) with the United States Securities and Exchange Commission (SEC). The Company disclaims any obligation to update any forward-looking statements.

3 Summary SCANA CORPORATION Earnings • $0.62 (2009) vs. $0.73 • $2.85 (2009) vs. $2.95 (2008) EPS for the Fourth Quarter (2008) EPS for the Year 2009 Guidance • Narrowed guidance to $2.80 — $2.95

4 Summary SCANA CORPORATION 2009 Variances vs.2008 Q409 2009 • Electric Margin (1) • Natural Gas Margin •O&M • Interest Expense (Net of AFUDC) .01 • Property Taxes • Depreciation (1) • Dilution • EIZ State Income Tax Benefit • Asset Sales •Equity AFC • Redemption of Preferred Stock • Other • Totals (.09) (.05) .18 (.03) (.05) (.05) (.12) .11 (.04) (.05) .12 (.05) (.01) .08 (.01) (.02) (.03) (.02) (.02) (.11) (.02) (.05) (.10) Note (1): This variance analysis reflects earnings per share (EPS) components on an after-tax basis, net of the effect of adjustments applied pursuant to the South Carolina Public Service Commission’s approval of SCE&G’s adoption of updated, lower depreciation rates for its electric operations.

5 Earnings per Share by Company SCANA CORPORATION Quarter Ended December 31, Twelve Months Ended December 31, 2009 2008 2009 2008 SC Electric & Gas $ .39 $ .46 $ 2.29 $ 2.34 PSNC Energy .17 .17 .38 .36 Carolina Gas Transmission .02 .01 .08 .07 SCANA Energy – Georgia .07 .10 .20 .28 Corporate and Other (.03) (.01) (.10) (.10) Basic and Diluted EPS $ .62 $ .73 $ 2.85 $ 2.95

6 SCANA CORPORATION Total O&M ($ millions) Q409 2009 2008 2009 % Change 2008 2009 % Change O&M 170 155 (8.8) 675 640 (5.2) “DON’T SPEND IT UNLESS NECESSARY FOR SAFETY, RELIABILITY OR EXCELLENT CUSTOMER SERVICE”

SCANA CORPORATION 7 Regulated – Customer Growth 2005 2006 2007 2008 2009 3.1% 2.2% 2.5% 1.6% 0.8% Electric Percentage Growth Per Year 2005 2006 2007 2008 2009 3.6% 1.9% 2.8% 2.0% 1.0% Gas Percentage Growth Per Year (December 31)

8 2010 2011 2012 TOTAL SCE&G - Normal Generation $ 120 $ 131 $ 181 $ 432 Transmission & Distribution 231 237 273 741 Other 32 22 33 87 Gas 55 64 68 187 Common 27 16 10 53 465 470 565 1,500 PSNC Energy 59 67 63 189 Other 38 33 37 108 Total “Normal” 562 570 665 1,797 New Nuclear 453 582 834 1,869 Cash Requirements for Constr. $1,015 $1,152 $1,499 $3,666 Nuclear Fuel 77 6 85 168 Total Estimated Capital Exp $1,092 $1,158 $1,584 $3,834 CAPEX 2010-2012 SCANA CORPORATION

SCANA CORPORATION 9 Financing Plan 2010 - 2012 ($ millions) Debt: SCANA - Refinancing - 300 250 SCE&G - Refinancing - 150 - SCE&G - New Issue - 350 750 PSNC – Refinancing - 150 - PSNC 100 - - 100 800 1,000 Equity: 401(k)/DRP 90 95 100 Additional (estimated) 150 150 150 240 245 250 $1.1 Billion Credit Facility Expires December 2011, plan to renew in 2010 2010 2011 2012 Private placement closed in 2009, but delayed draw until 2010 to contain interest expenses

10 2010 Earnings Guidance SCANA CORPORATION $2.85 - $3.05 Guidance assumes: - Normal weather Electric Margins: - 2010 average customer usage is assumed flat - Residential customer growth consistent with 2009 of approximately 1% - Regulatory relief granted: • BLRA 11/09 - Requested regulatory relief: • Base Rates 7/10 • BLRA 11/10 Gas Margins: SCEG: - 2010 average customer usage is assumed flat - Residential customer growth consistent with 2009 - Regulatory relief granted: • RSA ‘09 (Full Year) - Potential regulatory relief: • RSA ‘10 (Nov-Dec) PSNC: - Decoupling mechanism (CUT) for reduced consumption by R&C customers - For 2010 we are assuming an additional 4% decline in industrial sales Georgia: - 2010 anticipated earnings per share between $.20 - $.22

11 SCE&G 2009 Operational Highlights SCANA CORPORATION VC Summer - Most successful operating cycle in VC Summer history -Continuous run record of 475 days -5.5 million safe work hours Fossil Generation Fleet McMeekin plant ranked 4th; Cope plant ranked 12th on Electric Light & Power’s Top 20 - Winter record peak of 4,718 Mw set on January 11, 2010 - Scrubber projects at Wateree and Williams

12 SCANA CORPORATION 2009 Regulatory Outcomes Filed Revenue Requested Revenue Granted % Req. Granted % Increase Effective BLRA Initial Filing 05/30/08 $7.8M $7.8M 100% 0.5% APR 09 BLRA Annual RRA 05/29/09 $22.5M $22.5M 100% 1.1% NOV 09 RSA - Gas 06/15/09 $13.4M $13.0M 97% 2.5% NOV 09 2010 Regulatory Schedule New Nuclear Annual Matters Base Case 2/16 – Q1 Status Report 2/28 – Integrated Resource Plan Filing See Slide 13 5/17 – Q2 Status Report 3/25 – Fuel Cost Review Aug – Q3 Status Report 5/30 - BLRA Revised Rate Application Nov – Q4 Status Report 6/15 – Gas RSA Filing

13 South Carolina Rate Case SCANA CORPORATION Requested Amount Base Rate Increase Requested 9.52% Return on Equity 11.6% Equity Component 52.96% Rate Case Activity Schedule January 15, 2010 Case Filed March 23, 2010 SCE&G Testimony Due May 24-27, 2010 Hearing Scheduled July 15, 2010 New Rates Phase 1 of 3 January 1, 2011 New Rates Phase 2 of 3 July 1, 2011 New Rates Phase 3 of 3 3 - Phases 7/15/10 3.19% $66 1/1/11 3.06% $64 7/1/11 3.27% $68 9.52% $198

14 BLRA – September 2009 Quarterly Filing SCANA CORPORATION Forecast Item Projected @ 9/30/2009 (Five-Year Average Rates) As Forecasted Or Approved In Order 2009-104A Change Gross Construction $6,263,493 $6,313,376 ($49,883) Less: AFUDC $279,935 $264,289 $15,646 Total Project Cash Flow $5,983,558 $6,049,087 ($65,529) Less: Escalation $1,448,811 $1,514,340 ($65,529) Capital Cost, 2007 Dollars $4,534,747 $4,534,747 $0 Chart B: Reconciliation of Capital Cost ($000) Project Milestones % Total Milestones Completed 40 out of 146 27.4% Milestones Completed 3Q-09 7 out of 7 100.0% “Forecasted escalation costs will vary as escalation indices are revised”

15 SCANA CORPORATION BLRA – September 2009 Quarterly Filing Quarterly Filing (in Millions) CWIP in Rates $264 + CWIP not Yet in Rates $124 Total Project Cost to Date $388

16 Questions? SCANA CORPORATION